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                                                                 EXHIBIT 12(a).2

             CERTIFICATION OF CHIEF FINANCIAL OFFICER OR EQUIVALENT
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

                  Hanaro Telecom, Inc. (the "Company") is filing with the U.S. Securities and Exchange Commission on the date hereof, its annual report on Form 20-F for the fiscal year ended December 31, 2002 (the "Report").

                  I, YOUNG WAN CHO, Vice President/Head of the Financial Strategy Unit (performing similar functions of a chief financial officer) of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that:

                  (i)      the Report fully complies with the requirements of
                           section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

                  (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

    /s/ Young Wan Cho
----------------------
YOUNG WAN CHO
Vice President/Head of the Financial Strategy Unit
June 5, 2003

A signed original of this written statement required by Section 906 has been provided to Hanaro Telecom, Inc., and will be retained by Hanaro Telecom, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.